UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2007

ARYX THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33782	77-0456039
(Commission File Number)	(IRS Employer Identification No.)

6300 Dumbarton Circle

Fremont, CA 94555

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 585-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On November 13, 2007, ARYx Therapeutics, Inc. (the “Registrant”) filed an amended and restated certificate of incorporation with  the Secretary of State of the State of Delaware in connection with the closing of the initial public offering of shares of the Registrant’s common stock (the “Offering”) covered by the Registrant’s Registration Statement on Form S-1 (Registration Statement No. 333-145813). As described in such Registration Statement on Form S-1, the Registrant’s board of directors and stockholders previously approved the amendment and restatement of the Registrant’s amended and restated certificate of incorporation to be effective upon the closing of the Offering.

As amended and restated, the certificate of incorporation contains provisions that, among other things:

•                  authorize 150,000,000 shares of common stock;

•                  delete all references to the various series of preferred stock that were previously authorized and instead create 10,000,000 shares of undesignated preferred stock that may be issued by the Registrant’s board of directors without stockholder approval and with terms to be set by the board of directors, which rights could be senior to those of the Registrant’s common stock;

•                  prohibit cumulative voting in the election of directors, which would otherwise allow less than a majority of stockholders to elect director candidates;

•                  require the advance notice of nominations for election to the Registrant’s board of directors or for proposing matters that can be acted upon at a stockholders’ meeting;

•                  allow the board of directors to alter the Registrant’s bylaws without obtaining stockholder approval;

•                  eliminate the rights of stockholders to call a special meeting of stockholders and to take action by written consent in lieu of a meeting;

•                  require the approval of at least 66 and 2/3% of the shares entitled to vote at an election of directors to adopt, amend or repeal the Registrant’s bylaws or Articles V, VI, and VII of the Registrant’s amended and restated certificate of incorporation, which concern, among other things, the election and removal of directors, the personal liability of directors for breach of fiduciary duty and the inability of stockholders to take action by written consent in lieu of a meeting;

•                  eliminate the rights of stockholders to remove directors without cause;

•                  establish a classified board of directors, as a result of which the successors to the directors whose terms have expired will be elected to serve from the time of election and qualification until the third annual meeting following their election; and

•                  limit or eliminate the personal liability of directors for breach of their fiduciary duty of care as directors.

The foregoing description of the Registrant’s amended and restated certificate of incorporation is qualified in its entirety by reference to the amended and restated certificate of incorporation, a copy of which is attached hereto as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.2(1)	Amended and Restated Certificate of Incorporation of ARYx Therapeutics, Inc.

(1)   Filed as the like numbered exhibit to the Registrant’s Registration Statement on Form S-1 (No. 333-145813) originally filed on August 30, 2007, as amended, and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARYX THERAPEUTICS, INC.

Dated: November 13, 2007	By:	/S/ PAUL GODDARD

Paul Goddard, Ph.D.
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.2(1)	Amended and Restated Certificate of Incorporation of ARYx Therapeutics, Inc.

(1)   Filed as the like numbered exhibit to the Registrant’s Registration Statement on Form S-1 (No. 333-145813) originally filed on August 30, 2007, as amended, and incorporated herein by reference.